EXHIBIT 23.1

                        CONSENT OF ARTHUR ANDERSEN L.L.P.
























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                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated January 22, 1999, incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File No. 33-15780 and 33-82214.

                                                     Arthur Andersen LLP

Lancaster, Pa.
March 24, 1999







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